Shareholders' Equity	6 Months Ended
Jun. 30, 2026
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 3 – SHAREHOLDERS’ EQUITY

A.	On July 27, 2026, the Company effected an adjustment to the ratio of ordinary shares to ADSs at a ratio of 3:1, such that after the ratio adjustment was affected, every 3 ADSs were consolidated into 1 ADS and each ADS now represents twelve thousand (12,000) ordinary shares, instead of four thousand (4,000) ordinary shares prior to the ratio adjustment. All share and per share amounts, and exercise prices of stock options, warrants, and pre-funded warrants, if applicable, in the condensed consolidated interim financial statements and notes thereto have been adjusted for all periods presented to give effect to this adjustment to the ratio of ordinary shares to ADSs.

B.	From January 1, 2026 through June 30, 2026, the Company sold 7,372 ADSs under its At-the-Market offering, generating gross proceed of approximately $0.054 million and net proceed of approximately $0.052.

C.	On June 1, 2026, the Company entered into inducement offer letters with certain holders of existing warrants to exercise their warrants. The total immediate gross proceeds were approximately $1.1 million, and net proceeds were approximately $0.94 million. Pursuant to these agreements, the holders exercised 297,618 ADS warrants at a reduced exercise price of $3.75 per ADS. As consideration, the Company issued new warrants to purchase up to an aggregate of 595,236 ADSs at an exercise price of $3.75 per ADS, including Series C warrants exercisable through June 22, 2031 and Series D warrants exercisable through December 22, 2027, classified as equity. Underwriting discounts and other offering expenses totaled approximately $177 thousand. Due to beneficial ownership limitation provisions in the inducement letter, only 56,000 exercised warrants were immediately exercised into ADSs, while the remaining 241,618 ADSs were placed in abeyance for the benefit of the Holder until receipt of notice from the latter that the ADSs may be issued in compliance with such limitation. As of the balance sheet date, 57,809 shares in abeyance were called by the holder.

In accordance with ASU 2021-04, the modification of the equity-classified warrants was accounted for as issuance costs of the equity instruments issued.

As part of the warrant exercise and new warrant allocation, the Company issued Underwriter Warrants, classified as equity, to purchase 20,833 ADSs. The Underwriter Warrants are exercisable from time to time, in whole or in part, through June 22, 2031, with an exercise price of $4.69 per ADS and remain outstanding as of the balance sheet day.

D.	During the six months ended June 30, 2026, the Company issued 26,731 ADSs under its Any Market Purchase Agreement for proceeds of approximately USD 0.1 million.

The table below summarizes the Company’s underlying equity securities other than those stemming from share-based payment in ADS terms, as of June 30, 2026, and reflecting the ratio change described in Note 3A above:

	Warrants outstanding as of June 30, 2026	Exercise price in USD	Expiration date
Pre-funded warrants	48,452	$ 0.03	Oct. 2035
Shares in abeyance (*)	183,809	-	-
Ordinary warrants	664,354	$4.69 - $1,200	Dec. 2027 – Jun. 2031
Total outstanding	896,615

(*)	See above note 3C